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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 30, 2003

                           KEITHLEY INSTRUMENTS, INC.
               (Exact Name of registrant as Specified in Charter)

             Ohio                        1-9965                 34-0794417
(State or other jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)

                    28775 Aurora Road, Cleveland, Ohio 44139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (440) 248-0400
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Item 12. Results of Operations and Financial Condition.

On July 30, 2003, Keithley Instruments, Inc. issued a press release reporting its financial results for its third quarter of fiscal year 2003, which ended June 30, 2003. A copy of the release is attached as Exhibit 99.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     KEITHLEY INSTRUMENTS, INC.
                                                     (Registrant)

Date:  July 30, 2003                                 /s/ Mark J. Plush
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                                                     Mark J. Plush
                                                     Vice President and
                                                     Chief Financial Officer

EXHIBIT INDEX

99. Press release dated July 30, 2003